UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2009

CAPE FEAR BANK CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-51513	20-3035898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 97157, Raleigh, North Carolina	27624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 262-8808

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On November 5, 2009, Cape Fear Bank Corporation, a North Carolina corporation (the “Company”), filed with the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”) the Company’s Monthly Report for September 2009 (the “September Monthly Report”).  Exhibit 99.1 contains the Company’s September Monthly Report.  On December 8, 2009, the Company filed with the Bankruptcy Court the Company’s Monthly Report for October 2009 (the “October Monthly Report”).  Exhibit 99.2 contains the Company’s October Monthly Report.

The Company’s plan of liquidation, which was filed simultaneously with the Company’s initial Chapter 11 filing with Bankruptcy Court on June 23, 2009, is still pending final approval by the Company’s creditors and the Bankruptcy Court.

Cautionary Statements Regarding Financial and Other Data

The Company has been unable to file its annual report on Form 10-K for the fiscal year ended December 31, 2008 due to the fact that the audit of its financial statements as of and for the year ended December 31, 2008 has not been completed.  The Company does not currently anticipate that it will be in a position to file its annual report on Form 10-K or any quarterly reports on Form 10-Q prior to completion of the bankruptcy liquidation process.

The Company currently has no active operating business or income resulting from operations, and does not anticipate having any material operating income at any time in the future.  It is the Company’s belief that there will be no value at all for common stockholders upon the completion of the bankruptcy liquidation process.

The Company cautions investors, potential investors, and other readers not to place undue reliance upon the information contained in the Monthly Reports, as such information is limited in scope, covers a limited period of time, and has been prepared solely for the purpose of complying with applicable requirements under the Bankruptcy Code.  The financial information contained in the Monthly Reports (i) is not prepared in accordance with U.S. generally accepted accounting principles, (ii) was not audited or reviewed by independent accountants nor is it likely to be subject to audit or review by external auditors of the Company at any time in the future, (iii) is in a format consistent with applicable bankruptcy laws, (iv) and is subject to future adjustment and reconciliation. The Monthly Reports also contain information for periods which are shorter or otherwise different from those generally required pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or results for any period, as would otherwise be reflected in the Company’s financial statements or reports required to be filed pursuant the Exchange Act under other circumstances. Results set forth in the Monthly Reports should not be viewed as indicative of future results.

ITEM9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following documents are filed as exhibits to this report:

99.1           Cape Fear Bank Corporation’s September Monthly Report

99.2           Cape Fear Bank Corporation’s October Monthly Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE FEAR BANK CORPORATION

By:	/s/ Ralph N. Strayhorn
Ralph N. Strayhorn
President and Chief Executive Officer

Dated:    December 16, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	Cape Fear Bank Corporation’s September Monthly Report

99.2	Cape Fear Bank Corporation’s October Monthly Report